UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  07/20/2004

FREESCALE SEMICONDUCTOR, INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  001-32241

DE	20-0443182
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

6501 William Cannon Drive West
Austin, TX 78735
(Address of Principal Executive Offices, Including Zip Code)

(512) 996-6872
(Registrant’s Telephone Number, Including Area Code)

Items to be Included in this Report

Item 7.    Financial statements and exhibits

The Exhibit listed below is being furnished with this Form 8-K:

Exhibit 99.1 Press release of Freescale Semiconductor, dated July 20, 2004, announcing its results for the second quarter ended July 3, 2004.

Item 12.    Results of Operations and Financial Condition

On July 20, 2004, we issued a press release announcing our financial results for the second quarter ended July 3, 2004. A copy of our press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

FREESCALE SEMICONDUCTOR, INC.

Date: July 20, 2004.	By:	/s/ John D. Torres
John D. Torres
Senior VP, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release of Freescale Semiconductor, dated July 20, 2004, announcing its results for the second quarter ended July 3, 2004.